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                                                        EXHIBIT 99.N.1

                             ARTHUR ANDERSEN LLP

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion in this registration statement on Form N-2 (File No. 333-24877 Pre-effective Amendment No. 3) of our report dated February 19, 1997, on our audit of the consolidated financial statements of Medallion Financial Corp., and to all references to our Firm included in this registration statement.


                                        /s/ Arthur Andersen LLP

                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 7, 1997